EXHIBIT 24

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMB Realty Corporation, the corporate general partner of CARLYLE INCOME PLUS, LTD. - II, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1997, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 30th day of January, 1998.


H. RIGEL BARBER
-----------------------
H. Rigel Barber                    Chief Executive
                                    Officer



GLENN E. EMIG
-----------------------
Glenn E. Emig                      Chief Operating Officer


     The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1997, and any and all amendments thereto, the 30th day of January, 1998.

                                                       GARY NICKELE
-----------------------
                                   Gary Nickele


                                   GAILEN J. HULL
-----------------------
Gailen J. Hull

                                   DENNIS M. QUINN
-----------------------
Dennis M. Quinn

                                                EXHIBIT 24
                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and/or directors of JMB Realty Corporation, the corporate general partner of CARLYLE INCOME PLUS, LTD. - II, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1997, and any and all amendments thereto, hereby ratifying and confirming all that said attorneys and agents and any of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney the 30th day of January, 1998.


NEIL G. BLUHM
-----------------------       President and Director
Neil G. Bluhm


JUDD D. MALKIN
-----------------------       Chairman and Chief Financial
                              Officer
Judd D. Malkin


A. LEE SACKS
-----------------------       Director of General Partner
A. Lee Sacks


STUART C. NATHAN
-----------------------       Executive Vice President
Stuart C. Nathan              Director of General Partner

     The undersigned hereby acknowledge and accept such power of authority to sign, in the name and on behalf of the above named officers and/or directors, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1996, and any and all amendments thereto, the 30th day of January, 1998.


                              GARY NICKELE
                              -----------------------
                              Gary Nickele


                              GAILEN J. HULL
                              -----------------------
                              Gailen J. Hull


                                   DENNIS M. QUINN
                                   -----------------------
                                   Dennis M. Quinn